UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2016

Calithera Biosciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36644	27-2366329
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

343 Oyster Point Blvd., Suite 200 South San Francisco, California		94080
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (650) 870-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

2015 Performance Bonus Program

On January 19, 2016, the Board of Directors of Calithera Biosciences, Inc., upon the recommendation of the Compensation Committee, certified the achievement of Calithera’s corporate and individual performance goals under our 2015 performance bonus program. The 2015 annual performance bonuses for each of the named executive officers, other than Dr. Susan Molineaux, was based upon the achievement of corporate performance goals (80%) and individual performance goals (20%), which the Board of Directors determined was appropriate in order to reinforce the importance of integrated and collaborative leadership. Dr. Susan Molineaux’s annual performance bonus was based solely upon the achievement of corporate performance goals. The corporate performance goals related to the advancement of our clinical trials and preclinical programs, business and corporate development objectives, collaboration objectives and financial management objectives. The individual performance goals consisted of a subjective assessment of each named executive officer’s individual contributions to Calithera. The Board of Directors determined that we had achieved 80% of the corporate performance goals and, based upon the recommendation of management, determined that each named executive officer, other than Dr. Susan Molineaux, had achieved 100% of their individual performance goals. As a result, Dr. Susan Molineaux was awarded 80% of her 2015 target bonus and each other named executive officer was awarded 84% of their 2015 target performance bonus. The following table sets forth the 2015 performance bonuses which will be paid during 2016:

Name	2015 Performance Bonus Award
Susan Molineaux, Ph.D.	$176,000
President and Chief Executive Officer
William D. Waddill	$95,550
Senior Vice President, Chief Financial Officer, Treasurer and Secretary
Mark K. Bennett, Ph.D	$92,610
Senior Vice President, Research
Eric B. Sjogren, Ph.D	$92,610
Senior Vice President, Drug Discovery
Christopher J. Molineaux, Ph.D.	$92,620
Sr. Vice President, Development

2016 Performance Bonus Plan and Salary Increases

On January 19, 2016, the Board of Directors, upon the recommendation of the Compensation Committee, approved annual salaries and target performance bonus percentages for our 2016 performance bonus program for our named executive officers. The 2016 annual performance bonuses for each named executive officer, other than Dr. Susan Molineaux, will be based upon the achievement of corporate performance goals (80%) and individual performance goals (20%). Dr. Susan Molineaux’s annual performance bonus will be based solely upon the achievement of corporate performance goals. The corporate performance goals will relate to the advancement of our clinical trials and preclinical programs, business and corporate development objectives, collaboration objectives and financial management objectives. The individual performance goals will consist of a subjective assessment of each named executive officer’s individual contributions to Calithera. The following table sets forth the base salary and target bonuses for 2016:

Name	2016 Base Salary	Total 2016 Target Performance Bonus as a Percentage of Base Salary	Total 2016 Target Performance Bonus Amount
Susan Molineaux, Ph.D.	$475,000	50%	$237,500
President and Chief Executive Officer
William D. Waddill	$345,000	35%	$120,750
Senior Vice President, Chief Financial Officer, Treasurer and Secretary
Mark K. Bennett, Ph.D.	$326,000	35%	$114,100
Senior Vice President, Research
Eric B. Sjogren, Ph.D.	$326,000	35%	$114,100
Sr. Vice President, Drug Discovery
Christopher J. Molineaux, Ph.D.	$326,000	35%	$114,100
Sr. Vice President, Development

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Calithera Biosciences, Inc.

Dated: January 22, 2016

	By:	/s/ William D. Waddill
William D. Waddill
Senior Vice President, Chief Financial Officer, Treasurer and Secretary